UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2018

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 22, 2018, SPX Corporation (“SPX”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ELXSI Corporation, a Delaware corporation (“ELXSI”), and SPX Poolco 2018, Inc., a Delaware corporation and a wholly owned subsidiary of SPX (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into ELXSI (the “Merger”), with ELXSI as the surviving corporation in the Merger. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of ELXSI’s common stock that is issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $51 in cash (which shall be paid from SPX’s cash on hand), other than shares held by ELXSI stockholders who properly demand appraisal rights under Delaware law and who do not thereafter fail to perfect, effectively withdraw or otherwise lose such rights. ELXSI’s common stock is currently quoted on the Pink Open Market operated by OTC Markets Group, Inc. under the ticker “ELXS”. ELXSI is not subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, but ELXSI’s financial statements can be found at www.otcmarkets.com under the ticker “ELXS”. Consummation of the Merger is conditioned upon the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including the expiration or earlier termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

On April 22, 2018, certain stockholders of ELXSI beneficially owning in the aggregate more than a majority of ELXSI’s common stock entered into support agreements with SPX and Merger Sub (the “Support Agreements”) and executed and delivered written consents to ELXSI adopting the Merger Agreement and the other transaction documents and approving the transactions contemplated thereby, including the Merger, in accordance with Delaware law and the organizational documents of ELXSI. The effective time of such written consents (the “Written Consent Effective Time”) will be 12:01 a.m. New York City time on June 7, 2018. All such Support Agreements and written consents shall terminate upon the termination of the Merger Agreement in accordance with its terms. In certain circumstances in which ELXSI receives an unsolicited third-party acquisition proposal that may potentially qualify as a “Superior Proposal” (as defined in the Merger Agreement), the Written Consent Effective Time shall be extended for up to a period of 15 days to allow ELXSI to negotiate a Superior Proposal and to accommodate SPX’s matching rights under the Merger Agreement with respect to any such Superior Proposal, which matching rights are described below.

The Merger Agreement includes a non-solicitation covenant which provides that ELXSI may not, directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of furnishing confidential or non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to a third-party proposal to acquire (i) more than 15% of the common stock of ELXSI, (ii) more than 15% of the consolidated assets of ELXSI and its subsidiaries or (iii) assets of ELXSI and its subsidiaries to which more than 15% of the consolidated revenue of ELXSI and its subsidiaries are attributable (such proposal, an “Acquisition Proposal”), (b) enter into, continue or otherwise knowingly participate in any discussions or negotiations with, or furnish any confidential or nonpublic information to, any person that is seeking to make, has made or, to the knowledge of certain of ELXSI’s senior management, is considering making, an Acquisition Proposal, for the purpose of facilitating or knowingly encouraging an Acquisition Proposal, (c) approve, endorse or recommend any Acquisition Proposal or (d) enter into any definitive acquisition agreement with respect to an Acquisition Proposal (including a confidentiality agreement). The Merger Agreement further provides, however, that:

•
prior to the Written Consent Effective Time, if (a) ELXSI receives an Acquisition Proposal that has not been withdrawn and did not result from a material breach by ELXSI of the non-solicitation covenant and (b) the Board of Directors of ELXSI (the “ELXSI Board”) has determined in good faith, after consultation with its outside financial and legal advisors (i) that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and (ii) that the failure to take the following actions would be inconsistent with the ELXSI directors’ fiduciary duties, ELXSI may take any of the following actions: (A) enter into a confidentiality agreement satisfying the requirements specified in the Merger Agreement (an “Acceptable Confidentiality Agreement”) and pursuant to an Acceptable Confidentiality Agreement furnish non-public information to and afford access to the business, employees, officers, contracts, properties, assets, books and records of ELXSI and its subsidiaries to the person making such Acquisition Proposal and (B) enter into and maintain discussions and negotiations with the person making such Acquisition Proposal; and

•
prior to the Written Consent Effective Time, ELXSI may terminate the Merger Agreement (a “Fiduciary Out Termination”) if the ELXSI Board authorizes (and, substantially concurrently with such termination, ELXSI enters into) a definitive acquisition agreement with respect to an Acquisition Proposal (provided that, for this purpose, references to “15%” in the definition of Acquisition Proposal instead are deemed in each instance to reference “more than 50%”), but only if such Acquisition Proposal did not result from a breach by ELXSI of its obligations under the non-solicitation covenant and prior to taking such action the ELXSI Board, or a duly authorized committee thereof, concludes in good faith, after consultation with its outside financial and legal advisors, that (a) the failure to take such action would be inconsistent with the ELXSI directors’ fiduciary duties and (b) such Acquisition Proposal constitutes a Superior Proposal; provided that prior to taking such action ELXSI has complied with obligations under the Merger Agreement to provide SPX with certain matching rights, as follows: (i) the ELXSI Board has given SPX at least four business days’ prior written notice (such period, the “Notice Period” and any such notice with respect to a Superior Proposal, the “Initial Superior Proposal Notice”) of its intention to take such action, (ii) after providing the Initial Superior Proposal Notice, ELXSI shall have negotiated with SPX in good faith during the Notice Period to make adjustments in the terms and conditions of the Merger Agreement and (iii) following the end of the Notice Period, the ELXSI Board, or a duly authorized committee thereof, shall have considered in good faith any revisions to the Merger Agreement proposed in writing by SPX and shall have determined in good faith, after consultation with its outside financial and legal advisors (A) that failure to take such action would be inconsistent with the ELXSI directors’ fiduciary duties and (B) that such Acquisition Proposal continues to constitute a Superior Proposal even if such proposed revisions by SPX to the Merger Agreement pursuant to the foregoing matching rights were to be given effect and (iv) in the event of any change to the material terms of such Superior Proposal (or amendment thereof), ELXSI shall have delivered to SPX an additional notice consistent with the terms described in clause (i) above and the Notice Period in clause (i) shall have recommenced and the condition in clauses (ii) and (iii) above shall have occurred again, except that the Notice Period shall be at least two business days.

The Merger Agreement contains customary representations and warranties both from ELXSI and from SPX and Merger Sub. In addition, each party has agreed to customary covenants, including, among others, covenants relating to the conduct by ELXSI of its business during the interim period between the execution of the Merger Agreement and the Effective Time, and ELXSI’s obligation to notify its stockholders of the approval of the Merger Agreement by the stockholder written consents to be effective at the Written Consent Effective Time and of appraisal rights under Delaware law.

SPX and ELXSI have agreed to use their reasonable best efforts to prepare and file all notices and other documents to obtain necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement. The Merger Agreement provides that SPX shall not be required to consummate or agree to consummate any divestiture, license, hold separate arrangement, or similar matter in order to obtain approval of the Merger and the other transactions contemplated by the Merger Agreement under applicable antitrust laws if such divestiture, license, arrangement, or similar matter could reasonably be expected to have a material adverse effect on SPX.

Under certain circumstances the Merger Agreement may be terminated by one or more of the parties thereto. These circumstances include among other things (a) if the Merger is not consummated on or before 5:00 p.m. New York City time on July 22, 2018, in which case either SPX or ELXSI may terminate the Merger Agreement (except that if the failure to consummate the Merger by that date is primarily as a result of a party’s material breach of the provisions of the Merger Agreement, such breaching party may not terminate the Merger Agreement due to the failure to consummate the Merger by such date) (the “End Date Termination”), (b) if a governmental authority issues a final and non-appealable order permanently enjoining the Merger, in which case either SPX or ELXSI may terminate the Merger Agreement (except that a party that breached its obligations under the Merger Agreement to seek approval of the Merger by such governmental authority may not terminate the Merger Agreement due to the issuance of such an order), (c) if either party has breached the Merger Agreement such that certain closing conditions to the consummation of the Merger would fail to be satisfied, and such breach is not cured within 20 days following the breaching party’s receipt of notice of such breach, in which case the non-breaching party may terminate the Merger Agreement (a “Closing Conditions Failure Termination”), (d) if ELXSI has breached the non-solicitation covenant as a direct result of the actions of certain identified individuals (a “Non-Solicitation Breach Termination”), or (e) circumstances permitting a Fiduciary Out Termination, as described above.

The Merger Agreement provides that, under certain circumstances in which the Merger Agreement has been terminated, ELXSI shall be required to pay to SPX a termination fee equal to $6,600,000. These circumstances include (a) if ELXSI terminates the Merger Agreement pursuant to a Fiduciary Out Termination, (b) if SPX terminates the Merger Agreement pursuant to a Non-Solicitation Breach Termination, (c) if ELXSI terminates the Merger Agreement pursuant to an End Date Termination (but only if at such time SPX would have been entitled to terminate this Agreement pursuant to an End Date Termination or a Closing Conditions Failure Termination (in respect of a willful breach by ELXSI)), or (d) if (i) the Merger Agreement has been terminated by SPX pursuant to a Closing Conditions Failure Termination as a result of a willful breach by ELXSI, (ii) prior to the termination of the Merger Agreement an Acquisition Proposal (provided that, for this purpose, references to “15%” in the definition of Acquisition Proposal instead are deemed in each instance to reference “more than 50%”) shall have been publicly disclosed or made or communicated to ELXSI or the ELXSI Board and (iii) within 12 months following the termination of the Merger Agreement, ELXSI enters into a definitive acquisition agreement in respect of such third-party proposal or the transaction contemplated thereby is consummated.

The foregoing description of the Merger Agreement and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1, and the form of the Support Agreements which is included as Exhibit B to the Merger Agreement, which are incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Merger, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of April 22, 2018 by and among SPX Corporation, SPX PoolCo 2018, Inc., and ELXSI Corporation, which includes the form of Support Agreement attached as Exhibit B thereto*

* Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SPX hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release furnished herewith contain forward-looking statements within the meanings of Section 27A the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. These forward-looking statements include statements regarding expectations as to the completion of the Acquisition and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein and therein involve risks, uncertainties, and assumptions that could cause actual results to differ materially from those referred to in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those anticipated, estimated or projected. Factors that could cause actual results to differ materially include: the ability to complete the Merger in the expected timeframe or at all; the ability to integrate ELXSI successfully and achieve the expected results of the Merger; and the ability to retain ELXSI management team and ELXSI relationships with customers and suppliers. More information about SPX and risks and assumptions related to SPX's business are detailed in the reports SPX files with the Securities and Exchange Commission. SPX undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: April 23, 2018	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary